UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2010

BIONEUTRAL GROUP, INC.
(Name of registrant as specified in its charter)

Nevada	333-149235	26-0745273
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

211 Warren Street Newark, NJ	07103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 286-2899

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On June 4, 2010, Bioneutral Group, Inc. (the “Company”), was notified by Bartolomei Pucciarelli, LLC (“BP”), its independent registered public accounting firm, that BP does not intend to stand for reappointment as the Company’s independent registered public accounting firm.  Furthermore, BP stated that upon completion of the review of the Company’s financial statements and Form 10-Q for the quarter ended April 30, 2010, BP will cease services as the Company’s independent registered public accounting firm.  BP has agreed to provide transition assistance once the Company engages a new independent registered public accounting firm.

During the fiscal years ended October 31, 2009 and 2008, and the subsequent interim periods through June 4, 2010, except as described herein, there were no disagreements between our Company and BP on any matter listed under Item 304 Section (a)(1)(iv) of Regulation S-K, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BP would have caused BP to make reference to the matter in its reports on our financial statements.  For the fiscal years ended October 31, 2009 and 2008, the reports of BP on our financial statements for those fiscal years then ended did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that each of such reports contained a going concern uncertainty, based upon working capital deficiencies, net losses and accumulated deficits.

On March 22, 2010, BP sent a letter to the Board of Directors and management of the Company, advising them of the following significant deficiencies or material weaknesses:

• Inadequate design of internal control over preparation of the financial statements.
• Inadequate design of a control over cash receipts and disbursements, prepaid expenses, patents, accounts payable, debt, and equity transactions.
• Inadequate design of monitoring controls used to assess the design and operating effectiveness of internal control over time.
• Monitoring of related party transactions and contract execution.
• Inadequate design of a control over records retention.
• Inadequate documentation of the internal control components.
• Inadequate segregation of duties.
• Inadequate corporate governance and maintenance of minutes to board meetings.

We provided BP with a copy of this Current Report on Form 8-K on June 10, 2010, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by BP, dated June 10, 2010, is attached to this Form 8-K as an exhibit.

ITEM 9.01   Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from Bartolemei Pucciarelli, LLC, dated June 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIONEUTRAL GROUP, INC.

Date: June 10, 2010	By:	/s/ STEPHEN J. BROWAND
Stephen J. Browand,
Chief Executive Officer